EX-10.1

                          SECURITIES PURCHASE AGREEMENT

         SECURITIES PURCHASE AGREEMENT (this "AGREEMENT"), dated as of January 31, 2006, by and among Redox Technology Corporation (A/K/A Midnight Auto Holdings, Inc.), a Delaware corporation, with headquarters located at 3872 Rochester Road, Troy, MI 48083 (the "COMPANY"), and each of the purchasers set forth on the signature pages hereto (the "BUYERS").

         WHEREAS:

         A. The Company and the Buyers are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the rules and regulations as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "1933 ACT");

         B. On January 19, 2006, the Buyers purchased from the Company the secured promissory notes listed on Schedule I attached hereto, for an aggregate purchase price of Two Hundred Thousand Dollars ($200,000) (the "BRIDGE NOTES");

         C. Buyers now desire to purchase and the Company desires to issue and sell, upon the terms and conditions set forth in this Agreement (i) 10% secured convertible notes of the Company, in the form attached hereto as EXHIBIT "A", in the aggregate principal amount of Eight Hundred Thousand Dollars ($800,000) (together with any note(s) issued in replacement thereof or otherwise with respect thereto in accordance with the terms thereof, the "NOTES"), convertible into shares of common stock, par value $.00005 per share, of the Company (the "COMMON STOCK"), upon the terms and subject to the limitations and conditions set forth in such Notes and (ii) warrants, in the form attached hereto as EXHIBIT "B", to purchase an aggregate of One Million Two Hundred Thousand (1,200,000) shares of Common Stock (the "WARRANTS");

         D. Buyers also desire to exchange and have cancelled the Bridge Notes in consideration of the issuance to Buyers of Notes representing (i) the principal amount of the Notes purchased hereby and (ii) the principal amount of the Bridge Notes;

         E. Each Buyer wishes to purchase, upon the terms and conditions stated in this Agreement, such principal amount of Notes (which shall include the principal amount of any Bridge Note exchanged by such Buyer) and number of Warrants as is set forth immediately below its name on the signature pages hereto; and

         F. Contemporaneous with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement, in the form attached hereto as EXHIBIT "C" (the "REGISTRATION RIGHTS AGREEMENT"), pursuant to which the Company has agreed to provide certain registration rights under the 1933 Act and the rules and regulations promulgated thereunder, and applicable state securities laws.

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         NOW  THEREFORE,  the Company and each of the Buyers  severally (and not jointly) hereby agree as follows:

                  1.       PURCHASE AND SALE OF NOTES AND WARRANTS.

                           a.  PURCHASE  OF NOTES AND  WARRANTS.  On the Closing
Date (as defined below), the Company shall issue and sell to each Buyer and each Buyer severally agrees to purchase from the Company such principal amount of Notes and number of Warrants as is set forth immediately below such Buyer's name on the signature pages hereto.

                           b. FORM OF PAYMENT.  On the Closing  Date (as defined
below), (i)each Buyer shall pay the purchase price for the Notes (less the purchase price paid with respect to any Bridge Note) and the Warrants to be issued and sold to it at the Closing (as defined below) (the "PURCHASE PRICE") by wire transfer of immediately available funds to the Company, in accordance with the Company's written wiring instructions, against delivery of the Notes in the principal amount equal to the Purchase Price and the number of Warrants as is set forth immediately below such Buyer's name on the signature pages hereto, and (ii) the Company shall deliver such Notes and Warrants duly executed on behalf of the Company, to such Buyer, against delivery of such Purchase Price.

                           c.  CLOSING  DATE.  Subject to the  satisfaction  (or
written waiver) of the conditions thereto set forth in Section 6 and Section 7 below, the date and time of the issuance and sale of the Notes and the Warrants pursuant to this Agreement (the "CLOSING DATE") shall be 12:00 noon, Eastern Standard Time on January 31, 2006, or such other mutually agreed upon time. The closing of the transactions contemplated by this Agreement (the "CLOSING") shall occur on the Closing Date at such location as may be agreed to by the parties.

                           d.  CANCELLATION  OF BRIDGE NOTES.  Each Buyer hereby
acknowledges and agrees that upon issuance to such Buyer of a Note in accordance with the terms and conditions of this Agreement, that any Bridge Note held by such Buyer shall be deemed cancelled and such Buyer shall remit any Bridge Note to the Company for cancellation immediately after Closing. Each Buyer further acknowledges and agrees that that certain Guaranty, dated as of January 19, 2006, of Nicholas A. Cocco for the benefit of the Buyers (specifically, AJW Family of Funds) shall be deemed terminated and of no further effect immediately upon Closing.

                  2. BUYERS' REPRESENTATIONS AND WARRANTIES. Each Buyer severally (and not jointly) represents and warrants to the Company solely as to such Buyer that:

                           a. INVESTMENT  PURPOSE.  As of the date hereof,  such
Buyer is purchasing the Notes and the shares of Common Stock issuable upon conversion of or otherwise pursuant to the Notes (including, without limitation, such additional shares of Common Stock, if any, as are issuable (i) on account of interest on the Notes, (ii) as a result of the events described in Sections
1.3 and 1.4(g) of the Notes and Section 2(c) of the Registration Rights Agreement or (iii) in payment of the Standard Liquidated Damages Amount (as defined in Section 2(f) below) pursuant to this Agreement, such shares of Common Stock being collectively referred to herein as the "CONVERSION SHARES") and the Warrants and the shares of Common Stock issuable upon exercise thereof (the "WARRANT SHARES" and, collectively with the Notes, Warrants and

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Conversion  Shares, the "SECURITIES") for its own account and not with a present view towards the public sale or distribution thereof, except pursuant to sales registered or exempted from registration under the 1933 Act; PROVIDED, HOWEVER, that by making the representations herein, such Buyer does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the 1933 Act.

                           b.  ACCREDITED  INVESTOR  STATUS.  Such  Buyer  is an
"accredited investor" as that term is defined in Rule 501(a) of Regulation D (an "ACCREDITED INVESTOR").

                           c.  RELIANCE ON  EXEMPTIONS.  Such Buyer  understands
that the Securities are being offered and sold to it in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and such Buyer's compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of such Buyer to acquire the Securities.

                           d.   INFORMATION.   Such  Buyer  and  its  respective
advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been reasonably requested by such Buyer or its advisors. Such Buyer and its respective advisors, if any, have been afforded the opportunity to ask questions of the Company. Notwithstanding the foregoing, the Company has not disclosed to such Buyer any material nonpublic information and will not disclose such information unless such information is disclosed to the public prior to or promptly following such disclosure to such Buyer. Neither such inquiries nor any other due diligence investigation conducted by such Buyer or any of its respective advisors or representatives shall modify, amend or affect Buyer's right to rely on the Company's representations and warranties contained in Section 3 below. Such Buyer understands that its investment in the Securities involves a significant degree of risk.

                           e. GOVERNMENTAL  REVIEW.  Such Buyer understands that
no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities.

                           f. TRANSFER OR RE-SALE.  Such Buyer  understands that
(i) except as provided in the Registration Rights Agreement, the sale or re-sale of the Securities have not been and are not being registered under the 1933 Act or any applicable state securities laws, and the Securities may not be transferred unless (a) the Securities are sold pursuant to an effective registration statement under the 1933 Act, (b) such Buyer shall have delivered to the Company an opinion of counsel that shall be in form, substance and scope customary for opinions of counsel in comparable transactions to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration, which opinion shall be accepted by the Company, (c) the Securities are sold or transferred to an "affiliate" (as defined in Rule 144 promulgated under the 1933 Act (or a successor rule) ("RULE 144")) of such Buyer who agrees to sell or otherwise transfer the Securities only in accordance with this Section 2(f) and who is an Accredited Investor, or
(d) the Securities are sold pursuant to Rule 144, and such

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Buyer shall have delivered to the Company an opinion of counsel that shall be in form, substance and scope customary for opinions of counsel in corporate transactions, which opinion shall be accepted by the Company; (ii) any sale of such Securities made in reliance on Rule 144 may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any re-sale of such Securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other person is under any obligation to register such Securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder (in each case, other than pursuant to the Registration Rights Agreement). Notwithstanding the foregoing or anything else contained herein to the contrary, subject to applicable law, the Securities may be pledged as collateral in connection with a BONA FIDE margin account or other lending arrangement. In the event that the Company does not accept an opinion of counsel provided by such Buyer with
respect  to  the  transfer  of   Securities   pursuant  to  an  exemption   from
registration, such as Rule 144, and such opinion is correct in form and substance, within three (3) business days of delivery of the opinion to the Company, the Company shall pay to such Buyer liquidated damages of three percent (3%) of the outstanding amount of the Notes held by such Buyer per month plus accrued and unpaid interest on the Notes, prorated for partial months, in cash or shares at the option of the Company ("STANDARD LIQUIDATED DAMAGES AMOUNT"). If the Company elects to pay the Standard Liquidated Damages Amount in shares of Common Stock, such shares shall be issued at the Conversion Price at the time of payment.

                           g. LEGENDS. Such Buyer understands that the Notes and
the Warrants and, until such time as the Conversion Shares and Warrant Shares have been registered under the 1933 Act as contemplated by the Registration Rights Agreement or otherwise may be sold pursuant to Rule 144 without any restriction as to the number of securities as of a particular date that can then be immediately sold, the Conversion Shares and Warrant Shares may bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for such Securities):

                  "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended. The securities may not be sold, transferred, assigned, or otherwise disposed of in the absence of an effective registration statement for the securities under said Act, or an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, that registration is not required under said Act or unless sold pursuant to Rule 144 under said Act."

         The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of any Security upon which it is stamped, if, unless otherwise required by applicable state securities laws, (a) such Security is registered for sale under an effective registration statement filed under the 1933 Act or otherwise may be sold pursuant to Rule 144 without any restriction as to the number of securities as of a particular date that can then be immediately sold, (b) such holder provides the Company with an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, to the

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effect  that a public  sale or transfer  of such  Security  may be made  without registration under the 1933 Act, which opinion shall be accepted by the Company so that the sale or transfer is effected, or (c) such holder provides the Company with reasonable assurances that such Security shall be sold pursuant to Rule 144. Such Buyer agrees to sell all Securities, including those represented by a certificate(s) from which the legend has been removed, in compliance with applicable prospectus delivery requirements, if any.

                           h. AUTHORIZATION; ENFORCEMENT. This Agreement and the
Registration Rights Agreement have been duly and validly authorized. This Agreement has been duly executed and delivered on behalf of such Buyer, and this Agreement constitutes, and upon execution and delivery by such Buyer of the Registration Rights Agreement, such agreement will constitute, legal, valid and binding agreements of such Buyer enforceable in accordance with their respective terms.

                           i.  RESIDENCY.  Such  Buyer  is  a  resident  of  the
jurisdiction set forth immediately below such Buyer's name on the signature pages hereto.

                  3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to each Buyer that:

                           a.  ORGANIZATION AND  QUALIFICATION.  The Company and
each of its Subsidiaries (as defined below), if any, is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated, with full power and authority (corporate and other) to own, lease, use and operate its properties and to carry on its business as and where now owned, leased, used, operated and conducted.
SCHEDULE 3(A) sets forth a list of all of the Subsidiaries (as defined below) of the Company and the jurisdiction in which each is incorporated. The Company and each of its Subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which its ownership or use of property or the nature of the business conducted by it makes such qualification necessary except where the failure to be so qualified or in good standing would not have a Material Adverse Effect. "MATERIAL ADVERSE EFFECT" means any material adverse effect on the business, operations, assets, financial condition or prospects of the Company or its Subsidiaries, if any, taken as a whole, or on the transactions contemplated hereby or by the agreements or instruments to be entered into in connection herewith. "SUBSIDIARIES" means any corporation or other organization, whether incorporated or unincorporated, in which the Company owns, directly or indirectly, all of the equity or other ownership interests.

                           b.  AUTHORIZATION;  ENFORCEMENT.  (i) The Company has
all requisite corporate power and authority to enter into and perform this Agreement, the Registration Rights Agreement, the Notes and the Warrants and, subject to the adoption of necessary resolutions by the Board of Directors and the stockholders of the Company and the filing of an amendment to the Certificate of Incorporation of the Company (the "CERTIFICATE OF INCORPORATION") increasing the number of authorized shares of Common Stock with the Secretary of State of the State of Delaware (the "CHARTER AMENDMENT ACTIONS") to consummate the transactions contemplated hereby and thereby and to issue the Securities, in accordance with the terms hereof and thereof, (ii) the execution and delivery of this Agreement, the Registration Rights Agreement, the Notes and the Warrants by the Company and, subject to the completion of the Charter Amendment

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Actions,  the  consummation by it of the  transactions  contemplated  hereby and thereby (including, without limitation, the issuance of the Notes and the Warrants and the issuance and reservation for issuance of the Conversion Shares and Warrant Shares issuable upon conversion or exercise thereof) have been duly authorized by the Company's Board of Directors and no further consent or authorization of the Company, its Board of Directors, or its shareholders is required, (iii) this Agreement has been duly executed and delivered by the Company by its authorized representative, and such authorized representative is the true and official representative with authority to sign this Agreement and the other documents executed in connection herewith and bind the Company accordingly, and (iv) this Agreement constitutes, and upon execution and delivery by the Company of the Registration Rights Agreement, the Notes and the Warrants, each of such instruments will constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its respective terms.

                           c.  CAPITALIZATION.  Except as set forth on  SCHEDULE
3(C), as of the date hereof, the authorized capital stock of the Company consists of (i) 350,000,000 shares of Common Stock, par value $0.00005, of which 350,000,000 shares are issued and outstanding and (ii) 10,000,000 shares of preferred stock, par value $0.001, of which no shares are issued and outstanding. The Company intends to amend it Certificate of Incorporation, as soon as practicable, in order to increase the number of authorized shares of Common Stock to 1,000,000,000 shares, in order that the Company may issue an aggregate of 117,700,000 shares of Common Stock to certain of its shareholders (as it has committed to do) and have enough shares of Common Stock reserved for issuance upon exercise of outstanding warrants and conversion of outstanding notes. All of such outstanding shares of capital stock are, or upon issuance will be, duly authorized, validly issued, fully paid and nonassessable. No shares of capital stock of the Company are subject to preemptive rights or any other similar rights of the shareholders of the Company or any liens or encumbrances imposed through the actions or failure to act of the Company. Except as disclosed in SCHEDULE 3(C), as of the date of this Agreement, (i) there are no outstanding options, warrants, scrip, rights to subscribe for, puts, calls, rights of first refusal, agreements, understandings, claims or other commitments or rights of any character whatsoever relating to, or securities or rights convertible into or exchangeable for any shares of capital stock of the Company or any of its Subsidiaries, or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its Subsidiaries, (ii) there are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of its or their securities under the 1933 Act (except the Registration Rights Agreement) and (iii) there are no anti-dilution or price adjustment provisions contained in any security issued by the Company (or in any agreement providing rights to security holders) that will be triggered by the issuance of the Notes, the Warrants, the Conversion Shares or Warrant Shares. The Company has made available to each Buyer true copies of the Certificate of Incorporation as in effect on the date hereof, the Company's By-laws, as in effect on the date hereof (the "BY-LAWS"), and the terms of all securities convertible into or exercisable for Common Stock of the Company and the material rights of the holders thereof in respect thereto.

                           d. ISSUANCE OF SHARES.  Subject to the  completion of
the Charter Amendment Actions, the Conversion Shares and Warrant Shares are duly authorized and reserved for issuance and, upon conversion of the Notes and exercise of the Warrants in accordance with their respective terms, will be validly issued, fully paid and non-assessable, and

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free from all taxes,  liens,  claims and encumbrances  with respect to the issue thereof and shall not be subject to preemptive rights or other similar rights of shareholders of the Company and will not impose personal liability upon the holder thereof.

                           e.   ACKNOWLEDGMENT   OF   DILUTION.    The   Company
understands and acknowledges the potentially dilutive effect to the Common Stock upon the issuance of the Conversion Shares and Warrant Shares upon conversion of the Note or exercise of the Warrants. The Company further acknowledges that its obligation to issue Conversion Shares and Warrant Shares upon conversion of the Notes or exercise of the Warrants in accordance with this Agreement, the Notes and the Warrants is absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other shareholders of the Company.

                           f. NO  CONFLICTS.  Subject to the  completion  of the
Charter Amendment Actions, the execution, delivery and performance of this Agreement, the Registration Rights Agreement, the Notes and the Warrants by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance and reservation for issuance of the Conversion Shares and Warrant Shares) will not (i) conflict with or result in a violation of any provision of the Certificate of Incorporation or By-laws or (ii) violate or conflict with, or result in a breach of any provision of, or constitute a default (or an event which with notice or lapse of time or both could become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture, patent, patent license or instrument to which the Company or any of its Subsidiaries is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and regulations of any self-regulatory organizations to which the Company or its securities are currently subject) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect). Except for the failure of the Company to deliver a portion of the shares of Common Stock to the stockholders of Midnight Auto Holdings, Inc., a Michigan corporation, neither the Company nor any of its Subsidiaries is in violation of its Certificate of Incorporation, By-laws or other organizational documents and neither the Company nor any of its Subsidiaries is in default (and no event has occurred which with notice or lapse of time or both could put the Company or any of its Subsidiaries in default) under, and neither the Company nor any of its Subsidiaries has taken any action or failed to take any action that would give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party or by which any property or assets of the Company or any of its Subsidiaries is bound or affected, except for possible defaults as would not, individually or in the aggregate, have a Material Adverse Effect. The businesses of the Company and its Subsidiaries, if any, are not being conducted, and shall not be conducted so long as a Buyer owns any of the Securities, in violation of any law, ordinance or regulation of any governmental entity, which violation would cause a Material Adverse Effect. Except for the completion of the Charter Amendment Actions, as specifically contemplated by this Agreement and as required under the 1933 Act and any applicable state securities laws, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court, governmental agency, regulatory

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agency, self regulatory organization or stock market or any third party in order for it to execute, deliver or perform any of its obligations under this Agreement, the Registration Rights Agreement, the Notes or the Warrants in accordance with the terms hereof or thereof or to issue and sell the Notes and Warrants in accordance with the terms hereof and to issue the Conversion Shares upon conversion of the Notes and the Warrant Shares upon exercise of the Warrants. Except for the taking of the Charter Amendment Actions and all consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or will be obtained promptly after Closing effected on or prior to the date hereof.

                           g.  ABSENCE OF CERTAIN  CHANGES.  Since  December 31,
2005, there has been no material adverse change and no material adverse development in the assets, liabilities, business, properties, operations, financial condition, results of operations or prospects of the Company or any of its Subsidiaries.

                           h. ABSENCE OF LITIGATION.  There is no action,  suit,
claim, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company or any of its Subsidiaries, threatened against or affecting the Company or any of its Subsidiaries, or their officers or directors in their capacity as such, that could have a Material Adverse Effect. SCHEDULE 3(H) contains a complete list and summary description of any pending or threatened proceeding against or affecting the Company or any of its Subsidiaries, without regard to whether it would have a Material Adverse Effect. The Company and its Subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing.

                           i. PATENTS,  COPYRIGHTS, ETC. The Company and each of
its Subsidiaries  owns or possesses the requisite  licenses or rights to use all patents, patent applications, patent rights, inventions, know-how, trade secrets, trademarks, trademark applications, service marks, service names, trade names and copyrights ("INTELLECTUAL PROPERTY") necessary to enable it to conduct its business as now operated (and, to the best of the Company's knowledge, as presently contemplated to be operated in the future); there is no claim or action by any person pertaining to, or proceeding pending, or to the Company's knowledge threatened, which challenges the right of the Company or of a Subsidiary with respect to any Intellectual Property necessary to enable it to conduct its business as now operated (and, to the best of the Company's knowledge, as presently contemplated to be operated in the future); to the best of the Company's knowledge, the Company's or its Subsidiaries' current and intended products, services and processes do not infringe on any Intellectual Property or other rights held by any person; and the Company is unaware of any facts or circumstances which might give rise to any of the foregoing. The Company and each of its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of their Intellectual Property.

                           j. NO MATERIALLY ADVERSE CONTRACTS,  ETC. Neither the
Company nor any of its Subsidiaries is subject to any charter, corporate or other legal restriction, or any judgment, decree, order, rule or regulation which in the judgment of the Company's officers has or is expected in the future to have a Material Adverse Effect. Neither the Company nor any of its Subsidiaries is a party to any contract or agreement which in the judgment of the Company's officers has or is expected to have a Material Adverse Effect.

                           k. TAX STATUS.  Except as set forth on SCHEDULE 3(k),
the Company and each of its Subsidiaries has made or filed all federal, state and foreign income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company and each of its Subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. To the Company's knowledge, there are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction. The Company has not executed a waiver with respect to the statute of limitations relating to the assessment or collection of any foreign, federal, state or local tax. Except as set forth on SCHEDULE 3(k), none of the Company's tax returns is presently being audited by any taxing authority.

                           l.  CERTAIN  TRANSACTIONS.  Except  as set  forth  on
SCHEDULE 3(l) and except for arm's length transactions pursuant to which the Company or any of its Subsidiaries makes payments in the ordinary course of business upon terms no less favorable than the Company or any of its Subsidiaries could obtain from third parties and other than the grant of stock options disclosed on SCHEDULE 3(c), none of the officers, directors, or employees of the Company is presently a party to any transaction with the Company or any of its Subsidiaries (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any corporation, partnership, trust or other entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

                           m.  DISCLOSURE.   All  information   relating  to  or
concerning the Company or any of its Subsidiaries set forth in this Agreement and provided to the Buyers pursuant to Section 2(d) hereof and otherwise in connection with the transactions contemplated hereby is, to the knowledge of the Company, true and correct in all material respects and the Company has not omitted to state any material fact necessary in order to make the statements made herein or therein, in light of the circumstances under which they were made, not misleading. To the knowledge of the Company, no event or circumstance has occurred or exists with respect to the Company or any of its Subsidiaries or its or their business, properties, prospects, operations or financial conditions, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed (assuming for this purpose that the Company's reports filed under the 1934 Act are being incorporated into an effective registration statement filed by the Company under the 1933 Act).

                           n.  ACKNOWLEDGMENT   REGARDING  BUYERS'  PURCHASE  OF
SECURITIES. The Company acknowledges and agrees that the Buyers are acting solely in the capacity of arm's length purchasers with respect to this Agreement and the transactions contemplated hereby. The Company further acknowledges that no Buyer is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated  hereby  and  any  statement  made  by any  Buyer  or any of  their respective
representatives or agents in connection with this Agreement and the transactions contemplated hereby is not advice or a recommendation and is merely incidental to the Buyers' purchase of the Securities. The Company further represents to each Buyer that the Company's decision to enter into this Agreement has been based solely on the independent evaluation of the Company and its representatives.

                           o.  NO  INTEGRATED  OFFERING.  Except  for  sales  of
securities to the Buyers and affiliates thereof heretofore consummated, neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales in any security or solicited any offers to buy any security under circumstances that would require registration under the 1933 Act of the issuance of the Securities to the Buyers. The issuance of the Securities to the Buyers will not be integrated with any other issuance of the Company's securities (past, current or future) for purposes of any shareholder approval provisions applicable to the Company or its securities.

                           p. NO BROKERS.  The Company has taken no action which
would give rise to any claim by any person for brokerage commissions, transaction fees or similar payments relating to this Agreement or the transactions contemplated hereby.

                           q. PERMITS;  COMPLIANCE.  The Company and each of its
Subsidiaries is in possession of all material franchises, grants, authorizations, licenses, permits, easements, variances, exemptions, consents, certificates, approvals and orders necessary to own, lease and operate its properties and to carry on its business as it is now being conducted (collectively, the "COMPANY PERMITS"), and there is no action pending or, to the knowledge of the Company, threatened regarding suspension or cancellation of any of the Company Permits. Neither the Company nor any of its Subsidiaries is in conflict with, or in default or violation of, any of the Company Permits, except for any such conflicts, defaults or violations which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect. Since December 31, 2005, neither the Company nor any of its Subsidiaries has received any notification with respect to possible conflicts, defaults or violations of applicable laws, except for notices relating to possible conflicts, defaults or violations, which conflicts, defaults or violations would not have a Material Adverse Effect.

                           r. ENVIRONMENTAL MATTERS.

                               (i)  There are, to the Company's knowledge,  with
respect to the Company or any of its Subsidiaries or any predecessor of the Company, no present violations of Environmental Laws (as defined below), releases of any material into the environment, actions, activities, circumstances, conditions, events, incidents, or contractual obligations which may give rise to any common law environmental liability or any liability under the Comprehensive Environmental Response, Compensation and Liability Act of 1980 or similar federal, state, local or foreign laws and neither the Company nor any of its Subsidiaries has received any notice with respect to any of the foregoing, nor is any action pending or, to the Company's knowledge, threatened in connection with any of the foregoing. The term "ENVIRONMENTAL LAWS" means all material federal, state, local or foreign laws relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants contaminants, or toxic or hazardous substances or wastes (collectively, "HAZARDOUS MATERIALS") into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations issued, entered, promulgated or approved thereunder.

                               (ii) Other than  those  that are or were  stored,
used or disposed of in compliance with applicable law, no Hazardous Materials are contained on or about any real property currently owned, leased or used by the Company or any of its Subsidiaries, and no Hazardous Materials were released on or about any real property previously owned, leased or used by the Company or any of its Subsidiaries during the period the property was owned, leased or used by the Company or any of its Subsidiaries, except in the normal course of the Company's or any of its Subsidiaries' business.

                               (iii) There are no  underground  storage tanks on
or under any real property owned, leased or used by the Company or any of its Subsidiaries that are not in compliance with applicable law.

                           s. TITLE TO PROPERTY. Except as set forth on SCHEDULE
3(s), the Company and its Subsidiaries have good and marketable title to all real property and good and marketable title to all personal property owned by them which is material to the business of the Company and its Subsidiaries, in each case free and clear of all liens and encumbrances and, to the knowledge of the Company, defects or such as would not have a Material Adverse Effect. To the knowledge of the Company, any real property and facilities held under lease by the Company and its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as would not have a Material Adverse Effect.

                           t.   INSURANCE.   The   Company   and   each  of  its
Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its Subsidiaries are engaged. Neither the Company nor any such Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect. The Company has provided to Buyer true and correct copies of all policies relating to directors' and officers' liability coverage, errors and omissions coverage, and commercial general liability coverage.

                           u. INTERNAL ACCOUNTING CONTROLS. The Company and each
of its Subsidiaries maintain a system of internal accounting controls sufficient, in the judgment of the Company's board of directors, to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability,
(iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                           v. FOREIGN  CORRUPT  PRACTICES.  Neither the Company,
nor any of its Subsidiaries, nor any director, officer, agent, employee or other person acting on behalf of the Company or any Subsidiary has, in the course of his actions for, or on behalf of, the Company, used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended, or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

                           w. SOLVENCY.  The Company (after giving effect to the
transactions contemplated by this Agreement) is solvent (I.E., its assets have a fair market value in excess of the amount required to pay its probable liabilities on its existing debts as they become absolute and matured) and currently the Company has no information that would lead it to reasonably conclude that the Company would not, after giving effect to the transaction contemplated by this Agreement, have the ability to, nor does it intend to take any action that would impair its ability to, pay its debts from time to time incurred in connection therewith as such debts mature.

                           x. NO  INVESTMENT  COMPANY.  The Company is not,  and
upon the issuance and sale of the Securities as contemplated by this Agreement will not be an "investment company" required to be registered under the Investment Company Act of 1940 (an "INVESTMENT COMPANY"). The Company is not controlled by an Investment Company.

                           y. BREACH OF  REPRESENTATIONS  AND  WARRANTIES BY THE
COMPANY. If the Company breaches any of the representations or warranties set forth in this Section 3, and in addition to any other remedies available to the Buyers pursuant to this Agreement, the Company shall pay to the Buyers the Standard Liquidated Damages Amount in cash or in shares of Common Stock at the option of the Company, until such breach is cured. If the Company elects to pay the Standard Liquidated Damages Amounts in shares of Common Stock, such shares shall be issued at the Conversion Price at the time of payment.

                           4.       COVENANTS.

                           a. BEST  EFFORTS.  The  parties  shall use their best
efforts to satisfy timely each of the conditions  agreed to thereby described in
Section 6 and 7 of this Agreement.

                           b. FORM D; BLUE SKY LAWS.  The Company agrees to file
a Form D with respect to the Securities as required under Regulation D and to make available a copy thereof to each Buyer promptly after such filing. The Company shall, on, before or promptly after the Closing Date, take such action as the Company shall reasonably determine is necessary to qualify the Securities for sale to the Buyers under applicable securities or "blue sky" laws of the states of the United States (or to obtain an exemption from such qualification), and shall make available evidence of any such action so taken to each Buyer on or prior to the Closing Date.

                           c.  REPORTING  STATUS;  ELIGIBILITY  TO USE FORM S-3,
SB-2 OR FORM S-1. The Company represents and warrants that it shall use its best efforts to meet the requirements for the use of Form S-3 (or if the Company is not eligible for the use of Form S-3 as of the Filing Date (as defined in the Registration Rights Agreement), the Company may use the form of registration for which it is eligible at that time) for registration of the sale by the Buyer of the Registrable Securities (as defined in the Registration Rights Agreement). So long as any Buyer beneficially owns any of the Securities, the Company shall use its best efforts to timely file all reports required to be filed with the SEC pursuant to the 1934 Act, and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would permit such termination. The Company further agrees that it shall use its best efforts to file all reports required to be filed by the Company with the SEC in a timely manner so as to become eligible, and thereafter to maintain its eligibility, for the use of Form S-3. The Company shall issue a press release describing the materials terms of the transaction contemplated hereby as soon as practicable following the Closing Date but in no event more than five (5) business days of the Closing Date, which press release shall be subject to prior review by the Buyers. The Company agrees that such press release shall not disclose the name of the Buyers unless expressly consented to in writing by the Buyers or unless required by applicable law or regulation, and then only to the extent of such requirement.

                           d.  USE  OF  PROCEEDS.  The  Company  shall  use  the
proceeds from the sale of the Notes and the Warrants for general working capital purposes and shall not, directly or indirectly, use such proceeds for any loan to or investment in any other corporation, partnership, enterprise or other person (except in connection with its currently existing direct or indirect Subsidiaries.

                           e.  FUTURE  OFFERINGS.   Subject  to  the  exceptions
described below, the Company will not, without the prior written consent of a majority-in-interest of the Buyers, not to be unreasonably withheld, negotiate or contract with any party to obtain additional equity financing (including debt financing with an equity component) that involves (A) the issuance of Common Stock at a discount to the market price of the Common Stock on the date of issuance (taking into account the value of any warrants or options to acquire Common Stock issued in connection therewith) or (B) the issuance of convertible securities that are convertible into an indeterminate number of shares of Common Stock or (C) the issuance of warrants during the period (the "LOCK-UP PERIOD") beginning on the Closing Date and ending on the later of (i) two hundred seventy
(270) days from the Closing Date and (ii) one hundred eighty (180) days from the date the Registration Statement (as defined in the Registration Rights Agreement) is declared effective (plus any days in which sales cannot be made thereunder). In addition, subject to the exceptions described below, the Company will not conduct any equity financing (including debt with an equity component) ("FUTURE OFFERINGS") during the period beginning on the Closing Date and ending two (2) years after the end of the Lock-up Period unless it shall have first delivered to each Buyer, at least twenty (20) business days prior to the closing of such Future Offering, written notice describing the proposed Future Offering, including the terms and conditions thereof and proposed definitive documentation to be entered into in connection therewith, and providing each Buyer an option during the fifteen (15) day period following delivery of such notice to purchase its pro rata share (based on the ratio that the aggregate principal amount of Notes purchased by it hereunder bears to the aggregate principal amount of Notes purchased hereunder) of the securities being offered in the Future Offering on the same terms as contemplated by such Future Offering (the limitations referred to in this sentence and the preceding sentence are collectively referred to as the "CAPITAL RAISING LIMITATIONS"). In the event the terms and conditions of a proposed Future Offering are amended in any respect after delivery of the notice to the Buyers concerning the proposed Future Offering, the Company shall deliver a new notice to each Buyer describing the amended terms and conditions of the proposed Future Offering and each Buyer thereafter shall have an option during the fifteen (15) day period following delivery of such new notice to purchase its pro rata share of the securities being offered on the same terms as contemplated by such proposed Future Offering, as amended. The foregoing sentence shall apply to successive amendments to the terms and conditions of any proposed Future Offering. The Capital Raising Limitations shall not apply to any transaction involving (i) issuances of securities in a firm commitment underwritten public offering (excluding a continuous offering pursuant to Rule 415 under the 1933 Act) or (ii) issuances of securities as consideration for a merger, consolidation or purchase of assets, or in connection with any strategic partnership or joint venture (the primary purpose of which is not to raise equity capital), or in connection with the disposition or acquisition of a business, product or license by the Company. The Capital Raising Limitations also shall not apply to the issuance of securities upon exercise or conversion of the Company's options, warrants or other convertible securities outstanding as of the date hereof or to the grant of additional options or warrants, or the issuance of additional securities, under any Company stock option or restricted stock plan approved by the shareholders of the Company.

                           f.  EXPENSES.  At  the  Closing,  the  Company  shall
reimburse Buyers for expenses incurred by them in connection with the negotiation, preparation, execution, delivery and performance of this Agreement and the other agreements to be executed in connection herewith ("DOCUMENTS"), including, without limitation, attorneys' and consultants' fees and expenses, transfer agent fees, fees for stock quotation services, fees relating to any amendments or modifications of the Documents or any consents or waivers of provisions in the Documents, fees for the preparation of opinions of counsel, escrow fees, and costs of restructuring the transactions contemplated by the Documents in an amount not to exceed $30,000. When possible, the Company must pay these fees directly, otherwise the Company must make immediate payment for reimbursement to the Buyers for all fees and expenses immediately upon written notice by the Buyer or the submission of an invoice by the Buyer. If the Company fails to reimburse the Buyer in full within three (3) business days of the written notice or submission of invoice by the Buyer, the Company shall pay interest on the total amount of fees to be reimbursed at a rate of 15% per annum.

                           g. FINANCIAL INFORMATION.  The Company agrees to send
the following reports to each Buyer until such Buyer transfers, assigns, or sells all of the Securities: (i) within ten (10) days after the filing with the SEC, a copy of its Annual Report on Form 10-KSB its Quarterly Reports on Form 10-QSB and any Current Reports on Form 8-K; (ii) within one (1) day after release, copies of all press releases issued by the Company or any of its Subsidiaries; and (iii) contemporaneously with the making available or giving to the shareholders of the Company, copies of any notices or other information the Company makes available or gives to such shareholders.

                           h.  AUTHORIZATION AND RESERVATION OF SHARES.  Subject
to the Stockholder Approval (as defined in Section 4(l)), the Company shall at all times have authorized, and reserved for the purpose of issuance, a sufficient number of shares of Common Stock to provide for the full conversion or exercise of the outstanding Notes and Warrants and issuance of the Conversion Shares and Warrant Shares in connection therewith (based on the Conversion Price of the Notes or Exercise Price of the Warrants in effect from time to time) and as otherwise required by the Notes. The Company shall not reduce the number of shares of Common Stock reserved for issuance upon conversion of Notes and exercise of the Warrants without the consent of each Buyer. The Company shall at all times maintain the number of shares of Common Stock so reserved for issuance at an amount ("RESERVED AMOUNT") equal to no less than two (2) times the number that is then actually issuable upon full conversion of the Notes and upon exercise of the Warrants (based on the Conversion Price of the Notes or the Exercise Price of the Warrants in effect from time to time). If at any time the number of shares of Common Stock authorized and reserved for issuance ("AUTHORIZED AND RESERVED SHARES") is below the Reserved Amount, the Company will promptly take all corporate action necessary to authorize and reserve a sufficient number of shares, including, without limitation, calling a special meeting of shareholders to authorize additional shares to meet the Company's obligations under this
Section 4(h), in the case of an insufficient number of authorized shares, obtain shareholder approval of an increase in such authorized number of shares, and voting the management shares of the Company in favor of an increase in the authorized shares of the Company to ensure that the number of authorized shares is sufficient to meet the Reserved Amount. If the Company fails to obtain such shareholder approval within sixty (60) days following the date on which the number of Reserved Amount exceeds the Authorized and Reserved Shares, the Company shall pay to the Buyers the Standard Liquidated Damages Amount, in cash or in shares of Common Stock at the option of each Buyer. If a Buyer elects to be paid the Standard Liquidated Damages Amount in shares of Common Stock, such shares shall be issued at the Conversion Price at the time of payment. In order to ensure that the Company has authorized a sufficient amount of shares to meet the Reserved Amount at all times, the Company shall use its best efforts to deliver to a representative for the Buyers at the end of every month a list detailing (1) the current amount of shares authorized by the Company and reserved for the Buyers; and (2) amount of shares issuable upon conversion of the Notes and upon exercise of the Warrants and as payment of interest accrued on the Notes for one year. If the Company fails to provide such list within five
(5) business days of having received a written demand therefor, the Company shall pay the Standard Liquidated Damages Amount, in cash or in shares of Common Stock at the option of the Buyer, until the list is delivered. If the Buyer elects to be paid the Standard Liquidated Damages Amount in shares of Common Stock, such shares shall be issued at the Conversion Price at the time of payment.

                           i. LISTING. The Company shall use its best efforts to
secure the listing of the Conversion Shares and Warrant Shares upon each national securities exchange or automated quotation system, if any, upon which shares of Common Stock are then listed (subject to official notice of issuance) and, so long as any Buyer owns any of the Securities, shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all Conversion Shares and Warrant Shares from time to time issuable upon conversion of the Notes or exercise of the Warrants. The Company will use best efforts to obtain and, so long as any Buyer owns any of the Securities, maintain the listing and trading of its Common Stock on the OTCBB or any equivalent replacement exchange, the Nasdaq National Market ("NASDAQ"), the Nasdaq SmallCap Market ("NASDAQ SMALLCAP"), the New York Stock Exchange ("NYSE"), or the American Stock Exchange ("AMEX") and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the National Association of Securities Dealers ("NASD") and such exchanges, as applicable. The Company shall promptly provide to each Buyer copies of any notices it receives from the OTCBB and any other exchanges or quotation systems on which the Common Stock is then listed regarding the continued eligibility of the Common Stock for listing on such exchanges and quotation systems.

                           j.   CORPORATE   EXISTENCE.   So   long  as  a  Buyer
beneficially owns any Notes or Warrants, the Company shall maintain its corporate existence and shall not sell all or substantially all of the Company's assets, except in the event of a merger or consolidation or sale of all or substantially all of the Company's assets, where the surviving or successor entity in such transaction (i) assumes the Company's obligations hereunder and under the agreements and instruments entered into in connection herewith and
(ii) is a publicly traded corporation whose Common Stock is listed for trading on the OTCBB, Nasdaq, Nasdaq SmallCap, NYSE or AMEX.

                           k. NO  INTEGRATION.  The  Company  shall not make any
offers or sales of any security (other than the Securities) under circumstances that would require registration of the Securities being offered or sold hereunder under the 1933 Act or cause the offering of the Securities to be integrated with any other offering of securities by the Company for the purpose of any stockholder approval provision applicable to the Company or its securities.

                           l.  STOCKHOLDER  APPROVAL.  The Company shall use its
best efforts to file an  information  statement with the SEC no later than sixty
(60) days from the Closing Date and use its best efforts to obtain, no later than sixty (60) days from the Closing Date, such approvals of the Company's stockholders as may be required to issue all of the shares of Common Stock issuable upon conversion or exercise of, or otherwise with respect to, the Notes and the Warrants in accordance with Delaware law, either through a reverse stock split of the Common Stock or an increase in authorized capital (the "STOCKHOLDER APPROVAL"). The Company shall furnish to a representative for the Buyers and their legal counsel promptly (but in no event less than two (2) business days) before the same is filed with the SEC, one copy of the information statement and any amendment thereto, and shall deliver to each Buyer promptly each letter written by or on behalf of the Company to the SEC or the staff of the SEC, and each item of correspondence from the SEC or the staff of the SEC, in each case relating to such information statement (other than any portion thereof which contains information for which the Company has sought confidential treatment). The Company will promptly respond to any and all comments received from the SEC (which comments shall promptly be made available to each Buyer). The Company shall comply with the filing and disclosure requirements of Section 14 under the 1934 Act in connection with the Stockholder Approval. The Company represents and warrants that its Board of Directors has approved the proposal contemplated by this Section 4(l) and shall indicate such approval in the information statement used in connection with the Stockholder Approval.

                           m. BREACH OF COVENANTS.  If the Company  breaches any
of the covenants set forth in this Section 4, and in addition to any other remedies available to the Buyers pursuant to this Agreement, the Company shall pay to the Buyers the Standard Liquidated Damages Amount, in cash or in shares of Common Stock at the option of the Company, until such breach is cured. If the Company elects to pay the Standard Liquidated Damages Amount in shares, such shares shall be issued at the Conversion Price at the time of payment.

                  5. TRANSFER AGENT INSTRUCTIONS. The Company shall issue irrevocable instructions to its transfer agent to issue certificates, registered in the name of each Buyer or its nominee, for the Conversion Shares and Warrant Shares in such amounts as specified from time to time by each Buyer to the Company upon conversion of the Notes or exercise of the Warrants in accordance with the terms thereof (the "IRREVOCABLE TRANSFER AGENT INSTRUCTIONS"). Prior to registration of the Conversion Shares and Warrant Shares under the 1933 Act or the date on which the Conversion Shares and Warrant Shares may be sold pursuant to Rule 144 without any restriction as to the number of Securities as of a particular date that can then be immediately sold, all such certificates shall bear the restrictive legend specified in Section 2(g) of this Agreement. The Company warrants that no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 5, and stop transfer instructions to give effect to Section 2(f) hereof (in the case of the Conversion Shares and Warrant Shares, prior to registration of the Conversion Shares and Warrant Shares under the 1933 Act or the date on which the Conversion Shares and Warrant Shares may be sold pursuant to Rule 144 without any restriction as to the number of Securities as of a particular date that can then be immediately sold), will be given by the Company to its transfer agent and that the Securities shall otherwise be freely transferable on the books and records of the Company, subject to and to the extent provided in this Agreement and the Registration Rights Agreement. Nothing in this Section shall affect in any way each Buyer's obligations and agreement set forth in Section 2(g) hereof to comply with all applicable prospectus delivery requirements, if any, upon re-sale of the Securities. If a Buyer provides the Company with (i) an opinion of counsel in form, substance and scope customary for opinions in comparable transactions, to the effect that a public sale or transfer of such Securities may be made without registration under the 1933 Act and such sale or transfer is effected or (ii) the Buyer provides reasonable assurances that the Securities can be sold pursuant to Rule 144, the Company shall permit the transfer, and, in the case of the Conversion Shares and Warrant Shares, promptly instruct its transfer agent to issue one or more certificates, free from restrictive legend, in such name and in such denominations as specified by such Buyer. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Buyers, by vitiating the intent and purpose of the transactions contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 5 may be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section, that the Buyers shall be entitled, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate transfer, without the necessity of showing economic loss and without any bond or other security being required.

                  6. CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL. The obligation of the Company hereunder to issue and sell the Notes and Warrants to a Buyer at the Closing is subject to the satisfaction, at or before the Closing Date of each of the following conditions thereto, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion:

                           a. The  applicable  Buyer  shall have  executed  this
Agreement and the Registration Rights Agreement, and delivered the same to the Company.

                           b. The  applicable  Buyer  shall have  delivered  the
Purchase Price in accordance with Section 1(b) above.

                           c.  The   representations   and   warranties  of  the
applicable Buyer shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date), and the applicable Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the applicable Buyer at or prior to the Closing Date.

                           d.  No   litigation,   statute,   rule,   regulation,
executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

                  7. CONDITIONS TO EACH BUYER'S OBLIGATION TO PURCHASE. The obligation of each Buyer hereunder to purchase the Notes and Warrants at the Closing is subject to the satisfaction, at or before the Closing Date of each of the following conditions, provided that these conditions are for such Buyer's sole benefit and may be waived by such Buyer at any time in its sole discretion:

                           a. The Company shall have executed this Agreement and
the Registration Rights Agreement, and delivered the same to the Buyer.

                           b. The  Company  shall have  delivered  to such Buyer
duly executed Notes (in such denominations as the Buyer shall request) and Warrants in accordance with Section 1(b) above.

                           c. The Irrevocable  Transfer Agent  Instructions,  in
form and substance satisfactory to a majority-in-interest of the Buyers, shall have been delivered to and acknowledged in writing by the Company's Transfer Agent.

                           d. The  representations and warranties of the Company
shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at such time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date. The Buyer shall have received a certificate or certificates, executed by the chief executive officer of the Company, dated as of the Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by such Buyer including, but not limited to certificates with respect to the Company's Articles of Incorporation, By-laws and Board of Directors' resolutions relating to the transactions contemplated hereby.

                           e.  No   litigation,   statute,   rule,   regulation,
executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

                           f.  No  event   shall  have   occurred   which  could
reasonably be expected to have a Material Adverse Effect on the Company.

                           g.  The  Buyer  shall  have   received  an  officer's
certificate described in Section 3(c) above, dated as of the Closing Date.

                  8.       GOVERNING LAW; MISCELLANEOUS.

                           a. GOVERNING  LAW. THIS AGREEMENT  SHALL BE ENFORCED,
GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS. THE PARTIES HERETO HEREBY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE UNITED STATES FEDERAL COURTS LOCATED IN NEW YORK, NEW YORK WITH RESPECT TO ANY DISPUTE ARISING UNDER THIS AGREEMENT, THE AGREEMENTS ENTERED INTO IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. BOTH PARTIES IRREVOCABLY WAIVE THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH SUIT OR PROCEEDING. BOTH PARTIES FURTHER AGREE THAT SERVICE OF PROCESS UPON A PARTY MAILED BY FIRST CLASS MAIL SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON THE PARTY IN ANY SUCH SUIT OR PROCEEDING. NOTHING HEREIN SHALL AFFECT EITHER PARTY'S RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW. BOTH PARTIES AGREE THAT A FINAL NON-APPEALABLE JUDGMENT IN ANY SUCH SUIT OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON SUCH JUDGMENT OR IN ANY OTHER LAWFUL MANNER. THE PARTY WHICH DOES NOT PREVAIL IN ANY DISPUTE ARISING UNDER THIS AGREEMENT SHALL BE RESPONSIBLE FOR ALL FEES AND EXPENSES, INCLUDING ATTORNEYS' FEES, INCURRED BY THE PREVAILING PARTY IN CONNECTION WITH SUCH DISPUTE.

                           b.  COUNTERPARTS;   SIGNATURES  BY  FACSIMILE.   This
Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

                           c.  HEADINGS.  The headings of this Agreement are for
convenience of reference only and shall not form part of, or affect the interpretation of, this Agreement.

                           d.  SEVERABILITY.  In the event that any provision of
this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

                           e. ENTIRE AGREEMENT;  AMENDMENTS.  This Agreement and
the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.

                           f. NOTICES.  Any notices  required or permitted to be
given under the terms of this Agreement shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier (including a recognized overnight delivery service) or by facsimile and shall be effective five days after being placed in the mail, if mailed by regular United States mail, or upon receipt, if delivered personally or by courier (including a recognized overnight delivery service) or by facsimile, in each case addressed to a party. The addresses for such communications shall be:

                           If to the Company:

                                    Redox Technology Corporation
                                    3872 Rochester Road
                                    Troy, MI 48083
                                    Attention: Chief Executive Officer
                                    Telephone:
                                    Facsimile: 586-783-1367

                           With a copy to:

                                    Reitler Brown & Rosenblatt LLC
                                    800 Third Avenue, 21st Floor
                                    New York, NY 10022
                                    Attention: Robert Steven Brown, Esq.
                                    Telephone: 212-209-3014
                                    Facsimile: 212-371-5500


         If to a Buyer: To the address set forth immediately below such Buyer's name on the signature pages hereto.

                           With copy to:

                                    Ballard Spahr Andrews & Ingersoll, LLP
                                    1735 Market Street
                                    51st Floor
                                    Philadelphia, Pennsylvania  19103
                                    Attention: Gerald J. Guarcini, Esq.
                                    Telephone: 215-864-8625
                                    Facsimile: 215-864-8999
                                    Email:  guarcini@ballardspahr.com

         Each party shall provide notice to the other party of any change in address.

                           g.  SUCCESSORS AND ASSIGNS.  This Agreement  shall be
binding upon and inure to the benefit of the parties and their successors and assigns. Neither the Company nor any Buyer shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other. Notwithstanding the foregoing, subject to Section 2(f), any Buyer may assign its rights hereunder to any person who is an "Accredited Investor" that purchases Securities in a private transaction from a Buyer or to any of its "affiliates," as that term is defined under the 1934 Act, without the consent of the Company.

                           h.  THIRD  PARTY  BENEFICIARIES.  This  Agreement  is
intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

                           i. SURVIVAL.  The  representations  and warranties of
the Company and the agreements and covenants set forth in Sections 3, 4, 5 and 8 shall survive the closing hereunder notwithstanding any due diligence investigation conducted by or on behalf of the Buyers. The Company agrees to indemnify and hold harmless each of the Buyers and all their officers, directors, employees and agents for loss or damage arising as a result of or related to any breach or alleged breach by the Company of any of its representations, warranties and covenants set forth in Sections 3 and 4 hereof or any of its covenants and obligations under this Agreement or the Registration Rights Agreement, including advancement of reasonable expenses as they are incurred.

                           j.  PUBLICITY.  The  Company  and each of the  Buyers
shall have the right to review a reasonable period of time before issuance of any press releases, SEC, OTCBB or NASD filings, or any other public statements with respect to the transactions contemplated hereby; PROVIDED, HOWEVER, that the Company shall be entitled, without the prior approval of each of the Buyers, to make any press release or SEC, OTCBB (or other applicable trading market) or NASD filings with respect to such transactions as is required by applicable law and regulations (although each of the Buyers shall be consulted by the Company in connection with any such press release prior to its release and shall be provided with a copy thereof and be given an opportunity to comment thereon).

                           k.  FURTHER  ASSURANCES.  Each  party  shall  do  and
perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

                           l. NO STRICT CONSTRUCTION.  The language used in this
Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

                           m. REMEDIES.  The Company  acknowledges that a breach
by it of its obligations hereunder will cause irreparable harm to the Buyers by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Agreement will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Agreement, that the Buyers shall be entitled, in addition to all other available remedies at law or in equity, and in addition to the penalties assessable herein, to an injunction or injunctions restraining, preventing or curing any breach of this Agreement and to enforce specifically the terms and provisions hereof, without the necessity of showing economic loss and without any bond or other security being required.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the undersigned Buyers and the Company have caused this Agreement to be duly executed as of the date first above written.



REDOX TECHNOLOGY CORPORATION



--------------------------------
Nicholas Cocco
Chief Executive Officer


AJW PARTNERS, LLC
By:  SMS Group, LLC


--------------------------------------
Corey S. Ribotsky
Manager


RESIDENCE: Delaware

ADDRESS:   1044 Northern Boulevard
           Suite 302
           Roslyn, New York  11576
           Facsimile:  (516) 739-7115
           Telephone:  (516) 739-7110

AGGREGATE SUBSCRIPTION AMOUNT:

         Aggregate Principal Amount of Notes:                            $95,200
         Number of Warrants:
         Aggregate Remaining Purchase Price (after
         accounting for any principal of Bridge Note):                   $71,400

AJW OFFSHORE, LTD.
By:  First Street Manager II, LLC


--------------------------------------
Corey S. Ribotsky
Manager


RESIDENCE:  Cayman Islands

ADDRESS: AJW Offshore, Ltd.
         P.O. Box 32021 SMB
         Grand Cayman, Cayman Island, B.W.I.

AGGREGATE SUBSCRIPTION AMOUNT:

         Aggregate Principal Amount of Notes:                           $467,200
         Number of Warrants:
         Aggregate Remaining Purchase Price (after
         accounting for any principal of Bridge Note):                  $350,400

AJW QUALIFIED PARTNERS, LLC
By:  AJW Manager, LLC


------------------------------------
Corey S. Ribotsky
Manager



RESIDENCE:   New York

ADDRESS:   1044 Northern Boulevard
           Suite 302
           Roslyn, New York 11576
           Facsimile:   (516) 739-7115
           Telephone:   (516) 739-7110


AGGREGATE SUBSCRIPTION AMOUNT:

         Aggregate Principal Amount of Notes:                           $225,600
         Number of Warrants:
         Aggregate Remaining Purchase Price (after
         accounting for any principal of Bridge Note):                  $169,200

NEW MILLENNIUM CAPITAL PARTNERS II, LLC
By:  First Street Manager II, LLP


------------------------------------
Corey S. Ribotsky
Manager



RESIDENCE:   New York

ADDRESS:   1044 Northern Boulevard
           Suite 302
           Roslyn, New York 11576
           Facsimile:   (516) 739-7115
           Telephone:   (516) 739-7110


AGGREGATE SUBSCRIPTION AMOUNT:


         Aggregate Principal Amount of Notes:                            $12,000
         Number of Warrants:
         Aggregate Remaining Purchase Price (after
         accounting for any principal of Bridge Note):                   $9,000

                                                                      SCHEDULE I


                                  BRIDGE NOTES


THE FOLLOWING BRIDGE NOTES SHALL BE CANCELLED AND REMITTED TO THE COMPANY IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF THIS AGREEMENT:

Callable Secured Convertible Promissory Note, dated January 19, 2006, issued by Redox Technology Corp. to New Millennium Capital Partners II in the aggregate principal amount of $3,000, with an interest rate of 9% per annum.

Callable Secured Convertible Promissory Note, dated January 19, 2006, issued by Redox Technology Corp. to AJW Partners, LLC in the aggregate principal amount of $23,400, with an interest rate of 9% per annum (of which only $56,400 was funded).

Callable Secured Convertible Promissory Note, dated January 19, 2006, issued by Redox Technology Corp. to AJW Offshore, Ltd. in the aggregate principal amount of $116,800, with an interest rate of 9% per annum.

Callable Secured Convertible Promissory Note, dated January 19, 2006, issued by Redox Technology Corp. to AJW Qualified Partners, LLC in the aggregate principal amount of $65,600, with an interest rate of 9% per annum (for which $23,800 was funded).